UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 21, 2005
                                               _______________________________


                          Banknorth Group, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



           Maine                        001-31251                 01-0437984
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine              04112-9540
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (207) 761-8500
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

     On January 21, 2005, following receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of BostonFed Bancorp, Inc. ("BostonFed") pursuant to an Agreement and Plan of Merger, dated as of June 20, 2004, between Banknorth and BostonFed. The acquisition was effected by means of the merger of BostonFed with and into Banknorth (the "Merger"). Upon consummation of the Merger, each share of common stock of BostonFed outstanding immediately prior thereto was converted into the right to receive
1.241 shares of Banknorth common stock or, at the election of a holder of BostonFed common stock, 1.055 shares of Banknorth common stock and $6.12 in cash, plus, in each case, cash in lieu of any fractional share interest. Immediately prior to the Merger, Boston Federal Savings Bank, BostonFed's wholly-owned banking subsidiary, was merged with and into Banknorth, N.A., Banknorth's wholly-owned banking subsidiary.

     For additional information regarding the Merger, reference is made to the press release of Banknorth included as Exhibit
99.1 hereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     2.1 Agreement and Plan of Merger, dated as of June 20, 2004, between Banknorth and
                    BostonFed (1)

     99.1           Press Release, dated January 21, 2005
     ______________
     (1) Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the SEC on June 22, 2004, as well as to Annex I to the Prospectus/Proxy Statement contained in the Registration Statement on Form S-4 (File No. 333-119567) filed by Banknorth with the SEC on October 6, 2004, as amended.


















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BANKNORTH GROUP, INC.


                               By: /s/ Peter J. Verrill
                                   ----------------------------------
                                   Name:   Peter J. Verrill
                                   Title:  Senior Executive Vice President and
                                            Chief Operating Officer

Date:  January 24, 2005



























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